Exhibit 10
FIRST AMENDMENT AGREEMENT
TO

Re:     Note Purchase Agreements Dated as of September 5, 2002

Dated as of
October 31, 2005
To each of the holders (the “Holders”) of Notes
under the Note Agreements (hereinafter defined)

Ladies and Gentlemen:

Reference is made to the separate Note Purchase Agreements, each dated as of September 5, 2002 (as amended from time to time by joinder agreements, the “Existing Note Agreements” and, as amended hereby, the “Note Agreements”), between Cabela’s Incorporated (the “Company”) and the Subsidiaries of the Company consisting of (i) Cabela’s Retail, Inc., (ii) Van Dyke Supply Company, Inc., (iii) Cabela’s Ventures, Inc., (iv) Cabela’s Outdoor Adventures, Inc., (v) Cabela’s Catalog, Inc., (vi) Cabela’s Wholesale, Inc. (vii) Cabela’s Marketing and Brand Management, Inc., (viii) Cabelas.Com, Inc., (ix) Wild Wings, LLC, (x) Cabela’s Lodging, LLC, (xi) Cabela’s Retail LA, LLC, (xii) Cabela’s Trophy Properties, LLC, (xiii) Original Creations, LLC, (xiv) Cabela’s Retail TX, L.P., (xv) Cabela’s Retail GP, LLC, and (xvi) CRLP, LLC (such subsidiaries being “Co-Obligor Subsidiaries” and together with the Company, the “Obligors”), and each of the Purchasers named in Schedule A thereto, respectively, under and pursuant to which $125,000,000 aggregate principal amount of 4.95% Senior Notes, Series 2002-A, due September 5, 2009 (the “Notes”) of the Obligors were issued.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors request the amendment of a certain provision of the Existing Note Agreements as hereinafter provided.

Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Obligors of similar acceptances from the Holders of the Notes, this First Amendment Agreement shall constitute a contract between us amending the Existing Note Agreements, as of the Closing Date (hereinafter defined), but only in the respects hereinafter set forth:

SECTION 1.	AMENDMENT TO EXISTING NOTE AGREEMENTS.

    SECTION 1.1.    Section 8.1 of the Existing Note Agreements shall be and is hereby amended by replacing the reference to “$20,000,000” with “$25,000,000.”

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

SECTION 2.	CONDITIONS PRECEDENT.

This First Amendment Agreement shall not become effective until, and shall become effective on, the Business Day when each of the following conditions shall have been satisfied (the “Closing Date”):

(a)  Each Holder shall have received this First Amendment Agreement, duly executed by the Obligors.

(b)  The Holders shall have consented to this First Amendment Agreement as evidenced by their execution thereof, in accordance with Section 17.1 of the Note Agreements.

(c)   The representation and warranty of the Obligors set forth in Section 3 hereof shall be true and correct in all material respects as of the date of the execution and delivery of this First Amendment Agreement.

SECTION 3.	REPRESENTATION AND WARRANTY.

The Obligors hereby represent and warrant that as of the date hereof and as of the date of execution and delivery of this First Amendment Agreement, there are no Defaults or Events of Default under the Existing Note Agreements before and after giving effect to this First Amendment Agreement.

SECTION 4.	MISCELLANEOUS.

    Section 4.1.  Except as amended herein, all terms and provisions of the Existing Note Agreements and the Notes and related agreements and instruments are hereby ratified, confirmed and approved in all respects.

    Section 4.2.  Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the Note Agreements without making specific reference to this First Amendment Agreement, but nevertheless all such references shall be deemed to include this First Amendment Agreement unless the context shall otherwise require.

    Section 4.3.  This First Amendment Agreement and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All covenants made by the Obligors herein shall survive the closing and the delivery of this First Amendment Agreement.

    Section 4.4.  This First Amendment Agreement shall be governed by and construed in accordance with Nebraska law.

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

    Section 4.5.  The capitalized terms used in this First Amendment Agreement shall have the respective meanings specified in the Note Agreements unless otherwise herein defined, or the context hereof shall otherwise require.

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

The execution hereof by the Holders shall constitute a contract among the Obligors and the Holders for the uses and purposes hereinabove set forth. This First Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

CABELA'S INCORPORATED

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Chief Financial Officer

CABELA'S RETAIL, INC.

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

VAN DYKE SUPPLY COMPANY, INC.

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S VENTURES, INC.

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

CABELA'S OUTDOOR ADVENTURES, INC.

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S CATALOG, INC.

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S WHOLESALE, INC.

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S MARKETING AND BRAND MANAGEMENT, INC.

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELAS.COM, INC.

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

WILD WINGS, LLC

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S LODGING, LLC

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S RETAIL LA, LLC

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S TROPHY PROPERTIES, LLC

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

ORIGINAL CREATIONS, LLC

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S RETAIL TX, L.P.

By:	CABELA'S RETAIL GP, LLC, General Partner

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CABELA'S RETAIL GP, LLC

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

CRLP, LLC

By	/s/ Ralph Castner
Name: Ralph Castner
Title: Secretary/Treasurer

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid.

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

	By:	/s/ Mark Staub
Name: Mark Staub
Title: Vice President

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company of New York

	By:	/s/ Mark Staub
Name: Mark Staub
Title: Vice President

THE PRUDENTIAL ASSURANCE COMPANY LIMITED

By:	PPM America, Inc., as attorney in fact, on behalf of The Prudential Assurance Company Limited

	By:	/s/ Mark Staub
Name: Mark Staub
Title: Vice President

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

AIG SUNAMERICA LIFE ASSURANCE COMPANY F.K.A AND D.B.A. ANCHOR NATIONAL LIFE INSURANCE COMPANY

By:	AIG Global Investment Corp., investment adviser

	By:	/s/ Gerald F. Herman
Name: Gerald F. Herman
Title: Vice President

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

By:	/s/ Scott A. Sell
Name: Scott A. Sell
Title: Investment Officer

GE LIFE AND ANNUITY ASSURANCE COMPANY

By:	/s/ Scott A. Sell
Name: Scott A. Sell
Title: Investment Officer

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Ho Young Lee
Name: Ho Young Lee
Title: Director

TIAA-CREF LIFE INSURANCE COMPANY

By:	Teachers Insurance and Annuity Association of America, as Investment Manager

	By:	/s/ Ho Young Lee
Name: Ho Young Lee
Title: Director

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

NATIONWIDE LIFE INSURANCE COMPANY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY PROVIDENT MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Mark W. Poeppelman
Name: Mark W. Poeppelman
Title: Authorized Signatory

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

PACIFIC LIFE INSURANCE COMPANY

	By:	/s/ Lori A. Johnstone
Name: Lori A. Johnstone
Title: Assistant Vice President

	By:	/s/ David C. Patch
Name: David C. Patch
Title: Assistant Secretary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Jeffrey A. Dominick
Name: Jeffrey A. Dominick
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Sub-Adviser

	By:	/s/ Jeffrey A. Dominick
Name: Jeffrey A. Dominick
Title: Managing Director

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Jeffrey A. Dominick
Name: Jeffrey A. Dominick
Title: Managing Director

First Amendment Agreement to
Note Purchase Agreements
Cabela's Incorporated et al.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

	By:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

	By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Counsel

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